                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2001

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):


                                Equity Portfolio

                                Mid Cap Portfolio

                               Small Cap Portfolio

                                Managed Portfolio



Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                           PAGE

Risk/Return Summary.......................................................... 3

Portfolios Fees & Expenses................................................... 9

Principal Investment Strategies..............................................10

Risks........................................................................12

Investment Policies..........................................................13

Fund Management..............................................................15

Share Price..................................................................17

Distributions and Taxes......................................................17

Financial Highlights.........................................................18

                               RISK/RETURN SUMMARY

INVESTMENT GOALS      Equity Portfolio...........Long term capital appreciation

                      Mid Cap Portfolio..........Long term capital appreciation

                      Small Cap Portfolio..................Capital appreciation

                      Managed Portfolio.............Growth of capital over time

PRINCIPAL INVESTMENT
STRATEGIES            -  The Equity Portfolio invests  primarily in equity
                         securities that the investment adviser believes are undervalued in the marketplace.

                      - The Mid Cap Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and
                         $8 billion.

                      - The Small Cap Portfolio invests primarily in equity securities of companies with market capitalizations under $2 billion.

                      - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.


INVESTMENT
PHILOSOPHY            OpCap Advisors is the investment adviser to all of the
                      Portfolios. OpCap Advisors has retained Pacific
                      Investment Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                      For the equity investments it manages directly, i.e., the Equity, Mid Cap and Small Cap Portfolios and the portion of the assets of the Managed Portfolio not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                      When selecting equity securities, OpCap Advisors believes there are two major components of value.

                      - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                      -  Price - OpCap Advisors looks for market
                         undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                      OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                      -  Company financial statements
                      -  Market share analysis
                      -  Unit volume growth
                      -  Barriers to entry
                      -  Pricing policies
                      -  Management record.

                      OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                      -  substantial and growing discretionary cash flow
                      -  strong shareholder value-oriented management
                      -  valuable consumer  or commercial franchises
                      -  high returns on capital
                      -  favorable price to intrinsic value relationship.

                      In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                      There can be no assurance that OpCap Advisors will achieve its goals.

                      PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                      PIMCO attempts to identify areas of the
                      bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit There is no guarantee that PIMCO's security selection spreads. techniques will produce the desired results.

PRINCIPAL RISKS       If you invest in the Portfolios that invest in equity
                      securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                      -  The stock market goes down
                      - The Portfolio's investment style (i.e., value) falls out of favor with the stock market
                      - The Portfolio's investment sector (e.g., small cap, mid cap, or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                      - For the Equity, Mid Cap, Small Cap and Managed Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued

                      If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                      -  Interest rates rise and the bond market goes down
                      - Issuers of debt instruments cannot meet their obligations
                      - Bond issuers' call bonds selling at a premium to their call price before the maturity date
                      - Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                         The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 or less full calendar years during the life of each Portfolio and the highest and lowest quarterly return during the same period for each Portfolio.

                         The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.


         EQUITY PORTFOLIO

         Year    Performance
         ----    -----------
         1991    31.22 %
         1992    17.90 %
         1993     7.85 %
         1994     3.81 %
         1995    38.85 %
         1996    23.36 %
         1997    26.63 %
         1998    11.86 %
         1999     2.54 %
         2000     9.91 %


During the periods shown in the bar chart, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (12.35)% (for the quarter ended September 30, 1998).




         MID CAP PORTFOLIO

         Year    Performance
         ----    -----------
         1999    21.63 %
         2000    25.88 %

During the period shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended December 31, 1999) and the lowest quarterly return was (6.15)% (for the quarter ended September 30, 1999).


         SMALL CAP PORTFOLIO

         Year    Performance
         ----    -----------
         1991    48.12 %
         1992    21.49 %
         1993    19.51 %
         1994    (1.01)%
         1995    15.23 %
         1996    18.72 %
         1997    22.24 %
         1998    (9.03)%
         1999    (1.80)%
         2000    44.22 %

During the periods shown in the bar chart, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).



          MANAGED PORTFOLIO

         Year    Performance
         ----    -----------
         1991       45.98%
         1992       18.65%
         1993       10.39%
         1994        2.61%
         1995       45.55%
         1996       22.77%
         1997       22.29%
         1998        7.12%
         1999        5.00%
         2000        9.74%



During the periods shown in the bar chart, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).

The table below shows how the average annual returns for one year, five years and for the life of the Equity and Managed Portfolios compare to that of the Standard & Poor's Composite Index of 500 Stocks, how the average annual returns for one year and for the life of the Mid Cap Portfolio compare to those of the Wilshire 750 Mid Cap Index and how the average annual returns for the Small Cap Portfolio compare to the Russell 2000. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.


             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000
             --------------------------------------------------------------------
                             PAST YEAR         PAST 5 YEARS        SINCE INCEPTION
                             ---------         ------------        ---------------
EQUITY PORTFOLIO               9.91%              14.54%                15.22%*
----------------               -----              ------                -------

MANAGED PORTFOLIO              9.74%              13.16%                17.08%*
-----------------              -----              ------                -------

S&P 500 INDEX                 (9.09)%             18.33%                16.44%
-------------                 -------             ------                ------

SMALL CAP PORTFOLIO           44.22%              13.35%                13.85%*
-------------------           ------              ------                -------

RUSSELL 2000 INDEX            (3.03)%             10.31%                11.67%
------------------            -------             ------                ------

MID CAP PORTFOLIO             25.88%              N/A                   15.26%
-----------------             ------              ---                   ------

WILSHIRE 750 MID CAP INDEX    5.03%               N/A                   12.27%
--------------------------                        ---                   ------

*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

                            PORTFOLIO FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY                                   None

   Annual Fund Operating Expenses - Expenses that are deducted from Fund assets

                                                                           Total Annual Fund
                               Management Fees       Other Expenses        Operating Expenses
  Equity Portfolio                  0.80%                  0.15%                   0.95%
  Mid Cap Portfolio*                0.44%                  0.56%                   1.00%
  Small Cap Portfolio               0.80%                  0.10%                   0.90%
  Managed Portfolio                 0.78%                  0.08%                   0.86%


*If OpCap Advisors did not waive a portion of its fees, Management Fees and Total Annual Fund Operating Expenses would have been 0.80% and 1.36%, respectively, for the Mid Cap Portfolio.

EXAMPLE:

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming: (1) 5% annual return; (2) the Fund's operating expenses remain the same, and (3) you redeem all your shares at the end of each period in the table.


                         1 Year           3 Years           5 Years          10 Years
  Equity Portfolio         $ 97              $303              $525            $1,166
  Mid Cap Portfolio        $102              $318              $552            $1,225
  Small Cap Portfolio      $ 92              $287              $498            $1,108
  Managed Portfolio        $ 88              $274              $477            $1,061


                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q  What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.


MID CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $8 billion at the time of purchase which OpCap Advisors believes are undervalued. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

SMALL CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.


MANAGED PORTFOLIO

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.



                                      RISKS

Q  What are the risks of investing in the Portfolios?

A The Equity, Mid Cap, Small Cap and Managed Portfolios invest principally in equity securities which may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

   SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

   INVESTMENT STYLES - Value stocks may be out of favor for a period of time and can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio managers of that Portfolio can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

   - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

   - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

   - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

   - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

   - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

   - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

   - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

   - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Managed Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

   -  more volatility
   -  less liquidity
   -  greater risk of issuer default or insolvency.


                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A Yes. The Equity, Mid Cap, Small Cap and Managed Portfolios may use the following derivative instruments:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices
   -  swaps.

   The Equity, Mid Cap and Small Cap Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if :

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of a Portfolio's futures or options positions are not correlated with its other investments
   - A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q  Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $37 billion of assets under management as of December 31, 2000. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

Through its ownership of PAH, Allianz AG ("Allianz") is the majority owner of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors. Pacific Life Insurance Company owns approximately 30% in PIMCO Advisors L.P. Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in more than 70 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $700 billion.

OpCap Advisors and PIMCO Advisors have been in business as investment advisers since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2000:

     Equity Portfolio...............................  0.80%
     Mid Cap Portfolio..............................  0.44%*
     Small Cap Portfolio............................  0.80%
     Managed Portfolio..............................  0.78%

*If OpCap Advisors did not waive a portion of its fees, Management Fees and Total Annual Fund Operating Expenses would have been 0.80% and 1.36%, respectively, for the Mid Cap Portfolio.

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million.


PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $220 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly-owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.



PORTFOLIO MANAGERS

[PHOTO] Louis Goldstein has been the portfolio manager of the Mid Cap Portfolio since its inception. Mr. Goldstein, a Managing Director of Oppenheimer Capital, joined Oppenheimer Capital in 1991 and has 18 years of investment experience. He earned a BS Summa Cum Laude and a MBA in Finance with honors from the Wharton School of Business.


[PHOTO]                John Lindenthal, Managing Director and
                       senior equity portfolio manager and
                       analyst at Oppenheimer Capital, is
                       the portfolio manager of the Equity
                       Portfolio. He brings 31 years of
                       investment experience to his current
                       position. Mr. Lindenthal joined
                       Oppenheimer Capital in 1979 from Bank of
                       America where he was a senior portfolio
                       manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.



[PHOTO] Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small
                       Cap Portfolio since February 1999. He
                       joined Oppenheimer Capital in January 1999 with responsibilities including research, analysis and investment management. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993.
                       He has a BS degree in marketing from the University of Scranton.

[PHOTO]                Richard Glasebrook,  Managing Director
                       of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyon College and a MBA from the Harvard School of Business Administration. Mr. Glasebrook has been a portfolio manager of the Managed Portfolio since its inception.


[PHOTO]                William H. Gross, Managing Director and
                       Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.





                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

Net Asset Value =   TOTAL PORTFOLIO ASSETS - LIABILITIES
                    --------------------------------------
                    NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:


                                                                          YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                   2000          1999           1998           1997           1996
                                                -----------  ------------   ------------   ------------   ------------
Net asset value, beginning of year.............     $37.56        $38.70         $36.52         $30.07         $25.05
                                                -----------  ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................       0.25          0.25           0.39           0.39           0.21
Net realized and unrealized gain
  on investments ..............................       2.39          0.62           3.84           7.34           5.52
                                                -----------  ------------   ------------   ------------   ------------
  Total income from investment operations......       2.64          0.87           4.23           7.73           5.73
                                                -----------  ------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income..........................      (0.30)        (0.36)         (0.39)         (0.28)         (0.24)
Net realized gains.............................      (3.81)        (1.65)         (1.66)         (1.00)         (0.47)
                                                -----------  ------------   ------------   ------------   ------------
  Total dividends and distributions to
      shareholders.............................      (4.11)        (2.01)         (2.05)         (1.28)         (0.71)
                                                -----------  ------------   ------------   ------------   ------------


Net asset value, end of year...................     $36.09        $37.56         $38.70         $36.52         $30.07
                                                ===========  ============   ============   ============   ============

TOTAL RETURN (1)...............................       9.9%          2.5%          11.9%          26.6%          23.4%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)................    $88,613       $70,512        $48,711        $28,820        $19,843
Ratio of expenses to average net assets (2)....      0.95%         0.91%          0.94%          0.99%          0.93%  (3)
Ratio of net investment income to average
     net assets................................      0.78%         0.86%          1.36%          1.25%          1.29%  (3)
Portfolio Turnover ............................        58%           84%            29%            32%            36%

-------------------------------------------------------------------------------
(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year indicated above, the Adviser waived a portion of its fees. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 1.17%, respectively.

                             OCC ACCUMULATION TRUST
                              MID CAP PORTFOLIO
                             FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:


                                                    YEAR ENDED                FOR THE PERIOD
                                                    DECEMBER 31,            FEBRUARY 9, 1998(1)
                                                ------------------                   TO
                                                   2000          1999        DECEMBER 31, 1998
                                                -----------  ------------   ------------------
Net asset value, beginning of period............  $11.63        $9.79              $10.00
                                                -----------  ------------   ------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................    0.06         0.05                0.05
Net realized and unrealized gain (loss)
   on investments ..............................    2.83         2.07               (0.21)

   Total income (loss) from investment
      operations................................    2.89         2.12               (0.16)
                                                -----------  ------------   ------------------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income...........................   (0.04)         (0.05)            (0.05)
Net realized gains..............................   (1.46)         (0.23)            --
                                                -----------  ------------   ------------------
   Total dividends and distributions
      to shareholders...........................   (1.50)         (0.28)            (0.05)
                                                -----------  ------------   ------------------
Net asset value, end of period..................  $13.02         $11.63             $9.79
                                                ===========  ============   ==================
TOTAL RETURN (2)................................   25.9%          21.6%              (1.6)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $16,741         $5,382            $1,885
Ratio of expenses to average net assets (3)(4)..    1.00%           1.03%             1.05% (5)
Ratio of net investment income to
   average net assets(4)........................    0.65%           0.62%             0.78% (5)
Portfolio Turnover.......                            100%            108%               38%


-------------------------------------------------------------------------------

(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank
     (See 1G in Notes  to Financial Statements).
(4) During the fiscal periods indicated above, the Adviser waived a portion or all its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been 1.36% and 0.29%, respectively, for year ended December 31, 2000, 1.70% and (0.05%), respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.
(5)  Annualized

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:



                                                                          YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                   2000          1999           1998           1997           1996
                                                -----------  ------------   ------------   ------------   ------------
Net asset value, beginning of year.............   $22.52        $23.10        $26.37         $22.61        $19.91
                                                ----------  ------------  ------------  ------------- -------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................     0.26          0.14          0.14           0.08          0.14
Net realized and unrealized  gain (loss)
       on investments..........................     9.62         (0.57)        (2.38)          4.73          3.45
                                                ----------  ------------  ------------  ------------- -------------
   Total income (loss) from investment
      operations...............................     9.88         (0.43)        (2.24)          4.81          3.59
                                                ----------  ------------  ------------  ------------- -------------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income..........................    (0.14)        (0.15)        (0.09)         (0.13)        (0.25)
Net realized  gains............................      --            --          (0.94)         (0.92)        (0.64)
                                                ----------  ------------  ------------  ------------- -------------
   Total dividends and distributions
       to shareholders.........................    (0.14)        (0.15)        (1.03)         (1.05)        (0.89)
                                                ----------  ------------  ------------  ------------- -------------

Net asset value, end of year...................   $32.26        $22.52        $23.10         $26.37        $22.61
                                                ==========  ============  ============  ============= =============

TOTAL RETURN (1)...............................    44.2%          (1.8)%        (9.0)%        22.2%         18.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)................ $224,669      $151,290      $155,506       $110,565       $34,257
Ratio of expenses  to average net assets (2)...    0.90%         0.89%         0.88%          0.97%         0.93% (3)
Ratio of net investment income to
   average net assets .........................    1.03%         0.61%         0.72%          0.64%         1.03% (3)
Portfolio Turnover ............................     114%           99%           51%            68%           50%

-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(3) During the fiscal year indicated above, the Adviser waived a portion of its fees. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.01% and 0.95%, respectively.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:



                                                                          YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                   2000          1999           1998           1997           1996
                                                -----------  ------------   ------------   ------------   ------------
Net asset value, beginning of year.............   $43.65        $43.74         $42.38        $36.21          $30.14
                                                -----------  ------------   -------------  ------------  -------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.99          0.56            0.60          0.34           0.43
Net realized and unrealized  gain
  on investments ..............................     2.41          1.47            2.40          7.45           6.31
                                                -----------  ------------   -------------  ------------  -------------
  Total income from investment operations......     3.40          2.03            3.00          7.79           6.74
                                                -----------  ------------   -------------  ------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income..........................    (0.58)        (0.65)          (0.33)        (0.40)         (0.41)
Net realized gains.............................    (3.27)        (1.47)          (1.31)        (1.22)         (0.26)
                                                -----------  ------------   -------------  ------------  -------------
  Total dividends and distributions
     to shareholders...........................    (3.85)        (2.12)          (1.64)        (1.62)         (0.67)
                                                -----------  ------------   -------------  ------------  -------------

Net asset value, end of year...................   $43.20        $43.65          $43.74        $42.38         $36.21
                                                ===========  ============   =============  ============  =============


TOTAL RETURN (1)...............................     9.7%          5.0%            7.1%         22.3%          22.8%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000's)................ $693,469      $804,467        $777,087      $466,791       $180,728
Ratio of expenses to average net assets (2) ...    0.86%         0.83%           0.82%         0.87%          0.84%  (3)
Ratio of net investment income to
   average net assets..........................    2.20%         1.27%           1.74%         1.42%          1.66%  (3)
Portfolio Turnover ............................     168%           50%             37%           32%            27%

-------------------------------------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.85% and 1.65%, respectively.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
      Telephone:  1-202-942-8090

      Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.


OCC ACCUMULATION TRUST

Equity Portfolio

Mid Cap Portfolio

Small Cap Portfolio

Managed Portfolio





                                     23